C O N FI D EN TI A L C O N FI D EN TI A L Investor Presentation JULY 2023

C O N FI D EN TI A L C O N FI D EN TI A L 2 This confidential presentation (this “Presentation”) contains certain information pertaining to Archer Aviation Inc. (collectively with its subsidiaries, the “Company”). This Presentation is being provided solely to assist the recipient in determining whether it wishes to proceed with conducting its own due diligence investigation of the Company and a potential transaction (the “Transaction”). The Company does not intend for this Presentation to form the basis of any transaction decision by the recipient. ANY TRANSACTION WITH THE COMPANY INVOLVES A HIGH DEGREE OF RISK. Any party to a transaction should inquire into, independently investigate and consider such risks in its due diligence investigation before entering into any transaction. This Presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include statements regarding the Company’s future business plans and product roadmaps, and the expected timing thereof, including statements regarding the development, commercialization, manufacturing, and specifications of the Company’s eVTOL aircraft, the proposed terms of the Transaction and use of proceeds, the buildout and deployment of the Company’s urban air mobility (“UAM”) network, the projected size of the future urban air mobility market, and the timeline for FAA certification, commercialization and operations of the Company’s eVTOL aircraft. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. The Company’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change due to inherent risks and uncertainties, many of which are beyond the Company’s control. Important factors that could cause the Company’s actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in or implied by the Company’s forward-looking statements include the following: the early stage nature of the Company’s business and past and projected future losses; the Company’s ability to design, develop, certify, manufacture and commercialize aircraft and UAM ecosystem; the Company’s dependence on United Airlines for current aircraft orders, which are subject to conditions, further negotiation and reaching mutual agreement on certain material terms, and the risk that United Airlines cancels those orders; the Company’s ability to remediate material weaknesses in internal control over financial reporting and ability to maintain an effective system of internal control; the effectiveness of the Company’s marketing and growth strategies, including the Company’s ability to effectively market electric air transportation as a substitute for conventional methods of transportation; the Company’s ability to compete in the UAM and eVTOL industries; the Company’s ability to obtain any required certifications, licenses, approvals, or authorizations from governmental authorities; the Company’s ability to achieve its business milestones and launch products and services on anticipated timelines; the Company’s dependence on suppliers for the parts and components in its aircraft; the Company’s ability to develop commercial-scale manufacturing capabilities; regulatory requirements and other obstacles outside of the Company’s control that slow market adoption of electric aircraft, such as the inability to obtain and maintain adequate vertiport infrastructure; the Company’s ability to hire, train and retain qualified personnel; risks related to the Company’s UAM ecosystem operating in densely populated metropolitan areas and heavily regulated airports; adverse publicity from accidents involving electric aircraft or lithium-ion battery cells; the impact of labor and union activities on the Company’s workforce; losses resulting from indexed price escalation clauses in purchase orders; regulatory risks related to evolving laws and regulations in the Company’s industry; the impact of macroeconomic conditions, inflation, interest rates, war, including the ongoing conflict in Ukraine, natural disasters, outbreaks and pandemics, on the Company’s business and the global economy; the Company’s need for and the availability of additional capital; cybersecurity risks; and risks and costs associated with the Company’s ongoing litigation with Wisk Aero LLC. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. This Presentation may also contain estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other industry data. Such data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and contained in this Presentation and, accordingly, it cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of its future performance and the future performance of the markets in which the Company competes are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the independent parties and by the Company. PR O PR IE TA R Y Disclaimers C O N FI D EN TI A L

C O N FI D EN TI A L C O N FI D EN TI A L 3 For further information with respect to the Company, including the risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents filed by the Company from time to time with the Securities and Exchange Commission (“SEC”), available on the SEC’s website at www.sec.gov. The information in this Presentation was provided by the Company or is from public or other sources. The Company does not make any representation or warranty, express or implied, or accept any responsibility or liability for the accuracy or completeness of this Presentation or any other written or oral information that the Company or any other person makes available to any recipient. The Company does not make any representation or warranty as to the achievement or reasonableness of any projections, management estimates, prospects or returns. This Presentation speaks only as of the date of the information herein and the Company does not have any obligation to update or correct any information herein. This Presentation is intended only for recipients who have agreed to keep this Presentation and the Transaction confidential. If the recipient has not agreed to keep this Presentation and the Transaction confidential, the recipient must return this Presentation immediately. This Presentation is confidential and by accepting this Presentation, the recipient agrees not to disclose, copy or distribute this Presentation or the information herein, without the Company’s prior written consent. This Presentation contains references to trademarks, service marks and trade names owned by the Company or belonging to other entities. Solely for convenience, trademarks, service marks and trade names referred to in this Presentation may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that the Company or the applicable licensor will not assert, to the fullest extent under applicable law, the Company’s or its rights to these trademarks, service marks and trade names. The Company does not intend its use or display of other companies’ trademarks, service marks or trade names to imply a relationship with, or endorsement or sponsorship of it by, any other companies. All trademarks, service marks and trade names included in this Presentation are the property of their respective owners. The securities to which this Presentation relates have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The Company is offering securities to which this Presentation relates in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws. These exemptions apply to offers and sales of securities that do not involve a public offering. The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of this offering or determined that this Presentation is accurate or complete. Any representation to the contrary is a criminal offense. This Presentation is not, and should not be construed as, an offer to sell or a solicitation of an offer to buy any securities of, or to make any investments in, the Company in any jurisdiction. Any transaction will not be registered under the Securities Act or any state securities laws. Applicable law may restrict the delivery of this Presentation to persons in certain jurisdictions. The recipient should inform themselves about, and observe, any such restrictions. By accepting this Presentation, the recipient represents that it is a person to whom the Company may deliver this Presentation without a violation of the laws of any relevant jurisdiction. Upon request, the recipient must return promptly all material provided by or on behalf of the Company (including this Presentation) without retaining any copies. The Company undertakes no obligation to provide the recipient with access to additional information and reserves the right, without advance notice, to negotiate with one or more prospective purchasers, to change the procedures for any transaction, to terminate negotiations at any time prior to the signing of a binding agreement for a transaction and to enter into such agreements with any other party. The Company has engaged Moelis & Company LLC (“Moelis”) as its exclusive financial advisor and placement agent in connection with the Transaction. The parent of Moelis, members of its executive management, members of the deal team and other employees of Moelis are shareholders of the Company. Please direct all communications and inquiries relating to this Presentation or the Transaction to eric.lentell@archer.com. Disclaimers (cont.) C O N FI D EN TI A L

C O N FI D EN TI A L Urban Congestion Is Not Sustainable 4 – In 2023, 56% of the world’s population lived in cities according to the World Bank, with their projection being that the urban population will more than double its current size by 2050, at which point nearly 7 of 10 people will live in cities(1) – A 2021 study by researchers from MIT concluded that ground-based ride share has intensified urban transport challenges since their debut in the U.S.(2) – The delays caused by traffic congestion are estimated to cost the U.S. economy over $120B per year(3) (1) “Urban Development Overview,” by the World Bank, dated April 3, 2023, available at: https://www.worldbank.org/en/topic/urbandevelopment/overview (2) “Impacts of transportation network companies on urban mobility,” dated February 1, 2021, available at: https://www.nature.com/articles/s41893-020-00678-z#Sec8 (3) “The Road Taken: The History and Future of America's Infrastructure,” by Henry Petroski, published February 2016

ARCHER

## MARKET OPPORTUNITY

# Morgan Stanley predicts urban air mobility to be a $66B market by 2035, and a $1T market by 2040[1]



(1) "eVTOL/Urban Air Mobility TAM Update," by Morgan Stanley, dated May 6, 2021, available at: https://advisor.morganstanley.com/the-busot-group/documents/field/b/bu/busot-group/Electric%20Vehicles.pdf

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ARCHER

# Company Snapshot

**COMPANY**

- Raised nearly $1 billion of capital
- Went public in 2021 on NYSE
- ~600 person workforce
- Headquarters, R&D and initial manufacturing facilities all located in San Jose, CA
- Flight test facilities located in Salinas, CA
- Construction is underway on Archer's high volume manufacturing facility located on a ~100 acre site in Covington, GA

**KEY HIGHLIGHTS**

- Industry leading engineering team
  - COO and Chief Engineer have each previously built 7 eVTOL aircraft
  - ~100 person powertrain team led by ex-VP of Engineering @ Tesla
- Only one of two companies with Airworthiness Criteria for their eVTOL aircraft published in the Federal Register by the FAA
- Targeting  commencement of commercial operations in 2025


ARCHER
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C O N FI D EN TI A L Capital Raise Overview and Liquidity Summary CAPITAL RAISE OVERVIEW – Archer is looking to raise $150M of total capital ▪ Stellantis has indicated interest in allowing an early draw down on the $70M second tranche under the existing forward equity purchase agreement (FPA) entered into in January ‘23 ▪ Assumes Archer raises an incremental $80M of capital in a PIPE investment – The final amount, form and timing of Stellantis' investment is subject to change based upon investor participation and certain closing conditions, including a HSR filing. USE OF PROCEEDS – Continued efforts in commercialization our business, including: ▪ Ramping manufacturing capabilities ▪ Expanding out team, capabilities and infrastructure for launch of initial markets ▪ Continued R&D initiatives around key technologies for advanced air mobility 7 (1) Includes cash and cash equivalents as well as short-term investments. Also includes $25M drawn down under the Stellantis FPA prior to 6/30/2023. (2) Assumes Archer draws an additional $70M under the FPA. (3) The remaining $55M available under the FPA can only be drawn by Archer once it meets the corresponding business milestone outlined in the FPA.

C O N FI D EN TI A L C O N FI D EN TI A L Aircraft Development 8 8 TRACKING OUR PROGRESS

C O N FI D EN TI A L C O N FI D EN TI A L Final Assembly Of Our First Midnight Is Now Complete 9

C O N FI D EN TI A L C O N FI D EN TI A L 10 Key Aircraft Development Takeaways COMPLETED ALL DESIGN REVIEW GATES Successfully completed all aircraft program design reviews, including CoDR (conceptual design review), PDR (preliminary design review) and CDR (critical design review) VALIDATED AIRCRAFT TARGETED PERFORMANCE Validated that the aircraft’s design and configuration enables our targeted speed, range and payload ESTABLISHED OUR SUPPLY CHAIN Built up an industry leading supply base that will provide key aircraft components for Midnight, including many global leaders like Safran, Honeywell, Garmin, Hexcel, FACC, Mecaer and Molicel PRODUCTION TOOLING IS UNDERWAY Begun building tooling that will be used in the upcoming mass manufacturing of our production aircraft

ARCHER

# Midnight

**ELECTRIC VERTICAL TAKE-OFF & LANDING AIRCRAFT**

## PERFORMANCE

| | |
|---|---|
| **Range** | Up to 100 miles; optimized for 20-mile rapid back-to-back trips with minimal charge time |
| **Speed** | Up to 150 MPH |
| **Payload** | Targeting ~1,000 lbs; pilot + 4 passengers |

## ADVANTAGES

| | |
|---|---|
| **Safety** | Targeting certification at levels similar to today's commercial airliners |
| **Sustainable** | All electric, no local emissions |
| **Low Noise** | ~100x quieter than a helicopter[1] |
| **Cost** | Goal is for consumer pricing to be competitive with ground based ride share |


N302AX

(1) See Archer's blog titled "How Loud is An eVTOL?" dated October 21, 2022, available at: https://archer.com/news/how-loud-is-an-evtol. It is estimated that when operating at its cruising altitude of 2,000 feet, the noise that reaches the ground will measure around 45 A-weighted decibels (dBA), which is approximately 100 times quieter than that of a helicopter.

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C O N FI D EN TI A L C O N FI D EN TI A L Certification 12 12 TRACKING OUR PROGRESS

C O N FI D EN TI A L C O N FI D EN TI A L 13 Advancing Rapidly Through First 3 Stages of FAA Certification Process, As We Prepare to Begin Final Stage of Certification Program in Early 2024 - Flight Testing for Credit with the FAAC O N FI D EN TI A L

C O N FI D EN TI A L C O N FI D EN TI A L 14 Key Certification Takeaways Safely integrating eVTOL aircraft into the U.S. national airspace in 2025 is a top priority at the FAA AIRCRAFT CERTIFICATION BASIS ESTABLISHED – In November 2022, we finalized our Certification Basis with the FAA – In December 2022, the FAA published our production aircraft’s Airworthiness Criteria (i.e., the certification requirements for the particular aircraft) – Only one of two companies with Airworthiness Criteria for their eVTOL aircraft published in the Federal Register by the FAA OUR MEANS OF COMPLYING WITH OUR CERTIFICATION BASIS IS WELL UNDERSTOOD – A majority of our Means of Compliance have been agreed to with the FAA, without any significant design risks remaining OUR CERTIFICATION PLANS HAVE BEEN SUBMITTED – We have submitted 15 of our 19 Subject Specific Certification Plans, as well as our overarching Project Specific Certification Plan FAA ADMINISTRATOR LEAVES FAA TO JOIN ARCHER – In June 2023, FAA Administrator Billy Nolen, who led the agency’s efforts to enable the safe entry of eVTOL aircraft into the national airspace joined Archer as our Chief Safety Officer

C O N FI D EN TI A L C O N FI D EN TI A L Manufacturing 15 15 TRACKING OUR PROGRESS

C O N FI D EN TI A L 16 C O N FI D EN TI A L Leading The eVTOL Aircraft Industry In Building Out Manufacturing Capabilities *IMAGE DEPICTS RECENT RENDERING OF ARCHER’S GEORGIA FACTORY, WHICH IS CURRENTLY UNDER CONSTRUCTION

C O N FI D EN TI A L C O N FI D EN TI A L – Partner since 2020 and significant equity investor in Archer, Stellantis is one of the largest automakers in the world – In January 2023, we agreed to join forces with Stellantis to manufacture our production eVTOL aircraft in high-volumes ▪ Stellantis is contributing advanced manufacturing technology and expertise, experienced personnel and capital (up to $150M of equity capital) ▪ The goal of our expanded partnership is to enable the rapid scaling of aircraft production to meet our commercialization plans, while allowing us to avoid hundreds of millions of dollars of spending during the high-volume manufacturing ramp up phase 17 Significantly Expanded Our Strategic Partnership With Stellantis

C O N FI D EN TI A L C O N FI D EN TI A L 18 Stood Up Manufacturing & Test Lab Facility in San Jose, California – This facility is capable of producing 10s of aircraft per year – This is where we will build the production aircraft that will be used in our “for credit” certification testing with the FAA – Strategically located in close proximity to our HQ to allow us to leverage the proximity to our design and engineering teams

C O N FI D EN TI A L Archer’s new manufacturing and integrated test lab at 77 Rio Robles EXTERIOR WALL PANEL FOR COVINGTON FACILITY Charging Ahead With Our Industry Leading High-Volume Manufacturing Facility Build Out With Stellantis 19 *IMAGE OF ONGOING CONSTRUCTION AT ARCHER’S GEORGIA FACTORY

C O N FI D EN TI A L C O N FI D EN TI A L Commercial Operations 20 20 TRACKING OUR PROGRESS

C O N FI D EN TI A L C O N FI D EN TI A L 21 Continue to Deepen Our Strategic Commercial Relationship with United Airlines *IMAGE DEPICTS SIMULATED FLIGHT

C O N FI D EN TI A L C O N FI D EN TI A L Key Commercial Operations Takeaways – United is a major strategic partner: investor, operating partner, and flagship customer – Oscar Munoz (ex-United CEO and Chairman) is a member of Archer’s board of directors – In August 2022, we received a $10M cash deposit on the first 100 aircraft that make up United’s $1.5B in planned aircraft purchases from Archer – Together with United, we announced the industry’s first ever point-to-point eVTOL routes ▪ Downtown Manhattan to Newark Liberty International Airport (announced in Nov. 2022) ▪ Downtown Chicago to Chicago O'Hare International Airport (announced in March 2023) *IMAGE DEPICTS SIMULATED FLIGHT OPERATIONS22

C O N FI D EN TI A L C O N FI D EN TI A L Proven & Experienced Team 23 23 TRACKING OUR PROGRESS

ARCHER

# Expanded Our Proven and Experienced Team



**Adam Goldstein**

FOUNDER, CEO
Previously Founder at Vettery



**Tom Muniz**

COO
Previously VP of Engineering at Wisk



**Mark Mesler**

CFO
Previously CFO at Volansi & VP of Finance at Bloom Energy



**Tom Anderson**

COO AIRLINE
Previously COO Breeze Airways and Jetblue



**Tosha Perkins**

CHIEF PEOPLE & PART. OFFICER
Previously Chief HR Officer and SVP at McDermott International Inc.



**Billy Nolen**

CHIEF SAFETY OFFICER
Previously Acting Administrator of the FAA



**Geoff Bower**

CHIEF ENGINEER
Previously Chief Engineer at Airbus Vahana



**Nikhil Goel**

CHIEF COMMERCIAL OFFICER
Previously Founder at Uber Elevate



**Julien Montousse**

HEAD OF DESIGN & INNOVATION
Previously Head of Design at Mazda



**Michael Schwekutsch**

HEAD OF POWERTRAIN
Previously head of Powertrain at Apple SPG & VP of Engineering at Tesla

RECENTLY JOINED ARCHER

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C O N FI D EN TI A L C O N FI D EN TI A L Our Path to Commercialization 25 25

ARCHER

# Target Timeline to Commercial Operations at Scale

## 2021 – 2025

### VEHICLE CERTIFICATION

- Ensure Midnight is optimized for business case
- Receive Type Certification from FAA for Midnight
- Partner with groups that enable scale



## 2025 – 2028

### COMMERCIALIZATION & EARLY OPERATIONS

- Commence UAM operations with a focus on "trunk" and "branch" approach
- Use existing real estate (helipads, airport FBO's, retrofits)
- Ramp manufacturing volumes


N302AX

## 2028+

### OPERATIONS AT SCALE

- Achieve manufacturing at scale
- High-rate flight operations, intro of autonomy
- Continued engineering innovation within engines, battery, and acoustics



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C O N FI D EN TI A L AERIAL RIDESHARING CARGO & LOGISTICS EMERGENCY SERVICES MILITARY (NON-KINETIC) 27 Target Use Cases C O N FI D EN TI A L

C O N FI D EN TI A L 28 Urban Air Mobility Value Proposition: Saving Time on Urban Commutes C O N FI D EN TI A L – UAM is focused on moving people between 20 to 50 miles, in and around city centers where commutes can take on average an hour or more at a cost that is competitive with ground-based ride share – We have announced early launch markets to focus on highly congested U.S. cities, including New York, Chicago, LA and Miami – The first phase of UAM commercialization is expected to rely heavily on existing and retrofitted infrastructure – As UAM scales, we plan to collaborate with development partners to build high throughput take off and landing locations *IMAGE DEPICTS SIMULATED FLIGHT

ARCHER

BUSINESS MODEL

# Two Unique Potential Revenue Streams

**ARCHER AIR – AERIAL RIDE SHARING**

— Archer's core business
— Initially targeting 50% of revenue mix
— Targeting 40%+ GM


ARC.AIR

**ARCHER DIRECT – AIRCRAFT OEM**

— Can provide meaningful upfront cash flows & revenue diversity
— Initially targeting 50% of revenue mix
— Targeting 50%+ GM


UNITED

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C O N FI D EN TI A L C O N FI D EN TI A L Key Takeaways 30 30

C O N FI D EN TI A L 31 – Business case led tech strategy to: ▪ Manufacture and operate at scale an aircraft that is piloted, can carry 4 passengers (i.e., ~1,000 lbs of payload), can conduct rapid 20-mile back-to-back missions with minimal charge time in between and is competitively priced with ground-based alternatives – Designing our aircraft for FAA certification  – Focusing our in-house development on only the key enabling technologies that cannot be sourced from the existing aerospace supply base: ▪ Under this approach, we rely on partners to supply components that are already being used on certified aircraft today, dramatically reducing our certification risk, as well as our development timeline and costs ▪ Commercial-off-the-shelf powertrain not viable today (currently available solutions are far heavier than our proprietary solution) – Rapidly advancing our commercial operations and mass manufacturing capabilities KEY TAKEAWAYS Archer’s core focus is on executing the most efficient path to commercialization

ARCHER

# Archer Comparison to Publicly Traded Peers

($ in millions)


CASH & CASH EQUIVALENTS[1]
$0.1B
$0.3B[2]
$0.1B
$0.2B
$0.2B
$0.5B[3]
$0.7B[4]
$0.2B
$0.5B
$1.3B[5]
$0.3B
$1.0B
Vertical
Lilium
Eve
Archer
Archer (PF)
Joby


EQUITY VALUE[6]
Joby currently trades at 5.4X Archer's equity value
$0.4B
$0.9B
$1.3B
$2.8B[3]
$7.0B
Vertical
Lilium
Archer[7]
Eve[8]
Joby

(1) Chart is based on data in public securities filings and represents cash and cash equivalents and short-term investments as of March 31, 2023 unless otherwise specified.
(2) Includes $100M funded after March 31, 2023 but excludes $150M contingent on Lilium raising an additional $75M equity, debt or grants from certain third parties.
(3) Includes $25M drawn from Stellantis FPA after March 31, 2023.
(4) Includes: (i) $25M drawn from Stellantis FPA after March 31, 2023, (ii) $150M of planned capital raise inclusive of proceeds from the PIPE and proceeds from an additional equity investment from Stellantis under the FPA, and (iii) the remaining $55M of potential equity investment by Stellantis under the FPA, which remains subject to Archer meeting the corresponding business milestone outlined in the FPA.
(5) Includes $280M funded after March 31, 2023.
(6) Equity value is based on share price as of July 7, 2023 and using fully diluted share counts (basic shares, in-the-money options, in-the-money warrants, achieved earnouts and RSUs). Lilium and Joby are pro forma for equity raises subsequent to March 31, 2023 filings. For Lilium, assumes shareholder approval for the 54M warrants.
(7) Basic share count, options, warrants, and RSUs as of June 30, 2023; includes 6M shares via the $25M Stellantis draw under the FPA and excludes 30M of RSUs underlying the founder grants, 15M of warrants issued to Stellantis in connection with the FPA and 6M of warrants issued to United
(8) Excludes 14M of $0.01 warrants subject to certain triggering events, which include achievement of certain UAM business milestones.

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C O N FI D EN TI A L C O N FI D EN TI A L 33 Key Announcements – Archer has recently executed two new contracts representing the largest total contract value with the U.S. Air Force of any company in the eVTOL industry; with a total value of up to $142M(1) ▪ Archer has been partnering with the DoD through AFWERX Agility Prime program since 2021 ▪ These new contracts include the delivery of up to 6 aircraft, the sharing of additional flight test data and certification related test reports, pilot training, and the development of maintenance and repair operations ▪ The USAF goal is to use Archer’s Midnight across a wide range of mission profiles, from personnel transport and logistics support to rescue operations and more as they are expected to provide a much safer and quieter alternative to helicopters while being more cost-effective for the U.S. military to transport, operate and maintain in the field ▪ The other military branches have the opportunity to leverage these contracts as a platform for additional projects, which could increase the total value of Archer’s DoD partnership – Archer is on track for its first Midnight aircraft to receive its Special Airworthiness Certificate from the FAA in the coming weeks ▪ This certificate will allow Archer to begin flight testing of this first production prototype in the coming weeks ▪ The aircraft is expected to delivered to the USAF later this year, which we believe would make it the first ever eVTOL aircraft delivered to a customer (1) Largest "up to" contract awarded by AFWERX to an eVTOL company as of July 27, 2023. The “up to” contract value is subject to certain conditions being met as defined in the contracts. IMAGE DEPICTS RENDERING

C O N FI D EN TI A L Thank You C O N FI D EN TI A L